As filed with the Securities and Exchange Commission on November 14, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 14, 2011

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On November 14, 2011, Bank of America Corporation (the “Registrant”) announced that it has agreed to sell approximately 10.4 billion common shares of China Construction Bank Corporation (CCB) through private transactions with a group of investors (the “Sales”). The Sales are expected to generate approximately $6.6 billion in cash proceeds, a pre-tax gain on sale of approximately $2.9 billion, and an after-tax gain of approximately $1.8 billion. Following completion of the Sales, the Registrant will hold approximately 1 percent of the outstanding common shares of CCB. The Sales are expected to close in November 2011, and are subject to customary closing conditions.

On November 14, 2011, the Registrant issued a press release announcing the Sales. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

Certain statements in this Report represent the current expectations, plans or forecasts of Bank of America and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,” “believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” The forward-looking statements made in this press release include, without limitation, statements concerning: completion of the Sales of the CCB shares, including generation of approximately $6.6 billion in cash proceeds, the resulting pre-tax gain on sale of approximately $2.9 billion, the resulting after-tax gain of approximately $1.8 billion, the resulting increase in Tier 1 common capital by approximately $2.9 billion under Basel I, and the resulting increase in Tier 1 common capital ratio by approximately 24 basis points under Basel I. Forward-looking statements speak only as of the date they are made, and Bank of America undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond Bank of America’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed under Item 1A. “Risk Factors” of Bank of America’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, Item 1A. “Risk Factors” of Bank of America’s Annual Report on Form 10-K for the year ended December 31, 2010 and in any of Bank of America’s other subsequent Securities and Exchange Commission filings: the satisfaction of the closing conditions for the sale of the CCB shares.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release of Bank of America Corporation dated November 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Craig T. Beazer
Craig T. Beazer
Deputy General Counsel

Dated: November 14, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release of Bank of America Corporation dated November 14, 2011